Exhibit 10.1

AMENDMENT NO. 5
This Amendment No. 5, dated as of April 11, 2014 (this “Amendment”), to that certain Credit Agreement, dated as of November 30, 2010, as amended by Amendment No. 1, dated as of November 16, 2012, Amendment No. 2, July 24, 2013, Amendment No. 3, dated as of August 30, 2013 and Amendment No. 4, dated as of February 21, 2014 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent and Tranche A L/C Issuer, CITIBANK, N.A., as Tranche B L/C Issuer and Swing Line Lender, and CITIGROUP GLOBAL MARKETS INC., as Sole Arranger and Sole Bookrunner, is entered into by and among Holdings, the Borrower, the Agents, the Lenders party hereto and the New Term B Lender (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders and certain other parties hereto are parties to the Credit Agreement;
WHEREAS, the Borrower has requested an amendment to the Credit Agreement that would, among other things, (i) increase the maximum Senior Secured Leverage Ratio level required to be maintained under Section 7.10 of the Credit Agreement, (ii) increase the amount of incremental facilities available to the Company under Section 2.14 of the Credit Agreement and (iii) make certain other amendments to the Credit Agreement requested by the Borrower;
WHEREAS, the Borrower has requested that the Eligible Assignees party hereto as a New Term B Lender (the “New Term B Lender”) extend credit to the Borrower in the form of new term loans of up to an aggregate principal amount of $350,000,000 under the Term B Loan Facility pursuant to Section 2.14 of the Credit Agreement, as amended hereby (the “Incremental Term B Loans”);
WHEREAS, the New Term B Lender has indicated its willingness to make the Incremental Term B Loans available to the Borrower on the terms and subject to the conditions contemplated hereby; and
WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

Effective as of the Fifth Amendment Effective Date (as defined in Section 4 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

Exhibit 10.1

1.1    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to this Agreement, dated as of April 11, 2014.
“Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment.
1.2    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition as follows:

“Permitted Prior Liens” means Liens having priority senior to the Liens in favor of the Administrative Agent pursuant to the Loan Documents that are permitted pursuant to Section 7.01(a), (b), (c), (d), (g), (i), (j), (k), (l), (p), (r) and (s).
1.3    Clause (a)(iv) of Section 2.05 of the Credit Agreement is hereby amended and restated in full as follows:

At the time of the effectiveness of any Repricing Transaction that (A) makes any prepayment of Term Loans in connection with any Repricing Transaction, or (B) effects any amendment of this Agreement resulting in a Repricing Transaction and is consummated prior to October 11, 2014, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Term Lender, a fee in an amount equal to, (x) in the case of clause (A), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (y) in the case of clause (B), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.
1.4    The proviso in clause (b) (i) of Section 2.05(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

provided that, such percentage shall be reduced to (x) 25% if the Senior Secured Leverage Ratio as of the last day of the applicable Fiscal Year was less than 3.75:1.00; and (y) 0% if the Senior Secured Leverage Ratio as of the last day of the applicable Fiscal Year was less than 3.50:1.00.
1.5    Section 2.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)    At any time or from time to time on or after the Fifth Amendment Effective Date, the Borrower may by written notice to the Administrative Agent elect to request (i) prior to the Maturity Date of the applicable Revolving Credit Facility, one or more increases to the Tranche A Revolving Credit Commitments or the Tranche B Revolving Credit Commitments (any such increase in commitments, the “Incremental Revolving Credit Commitments”) and/or (ii) prior to the Maturity Date of the Term B Loan Facility, the establishment of one or more new term loan commitments (the “New Term Commitments” and, together with the Incremental Revolving Credit Commitments, the “Incremental Commitments”) which may be of the same Class as existing Term Loans or a separate Class of new term loans; provided that, (x) the aggregate principal amount of

Exhibit 10.1

all such Incremental Commitments shall not exceed (A) $350,000,000 solely with respect to Incremental Term B Loans (as defined in the Fifth Amendment) made available to the Borrower on the Fifth Amendment Effective Date, plus (B) $50,000,000, plus (C) after the full utilization of the amounts available under clause (B) above, an additional amount of Incremental Revolving Credit Commitments and/or New Term Commitments so long as in the case of this clause (C), the Senior Secured Leverage Ratio shall not exceed 3.75:1.00 as of the end of the Test Period most recently ended, both before and after giving Pro Forma Effect to such Incremental Revolving Credit Commitments or New Term Loans (assuming a borrowing of the maximum amount of Loans available under the Revolving Credit Commitments and any Incremental Revolving Credit Commitments after giving effect to such Incremental Revolving Credit Commitment and any Incremental Revolving Credit Commitments previously made pursuant to this Section 2.14 and excluding, for purposes of determining Consolidated Total Debt, the cash proceeds from the borrowing of the proposed Incremental Revolving Credit Commitments or New Term Loans) and (y) any such request shall be for an aggregate principal amount of Incremental Commitments that is not less than $5,000,000 (or such lesser amount which shall be approved by Administrative Agent or such lesser amount that shall constitute the difference between the maximum aggregate principal amount of Incremental Commitments indicated above and all such Incremental Commitments obtained prior to such date) and integral multiples of $5,000,000 in excess of that amount. Each such notice shall specify (i) the date (each, an “Increased Amount Date”) on which the Borrower proposes that the applicable Incremental Commitments shall be effective, which shall be a date not less than fifteen (15) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period as shall be reasonably acceptable to the Administrative Agent) and (ii) the identity of each Lender or other Person that is an Eligible Assignee (each, a “New Revolving Credit Lender” or “New Term Lender”, as applicable) to whom the Borrower proposes any portion of such Incremental Revolving Credit Commitments or New Term Commitments, as applicable, be allocated and the amounts of such allocations; provided that the Borrower shall first approach each existing Lender to provide any Incremental Commitment, which Lender may elect or decline, in its sole discretion, to provide all or any portion of such requested Incremental Commitment. Such Incremental Commitments shall become effective, as of such Increased Amount Date; provided that, (1) no Default or Event of Default shall have occurred and be continuing on such Increased Amount Date before or after giving effect to such Incremental Commitments; (2) after giving effect to the making of any New Term Loans or effectiveness of any Incremental Revolving Credit Commitments, each of the conditions set forth in Section 4.02 shall be satisfied; (3) the Incremental Revolving Credit Commitments or New Term Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, the New Revolving Credit Lender or New Term Lender, as applicable, and Administrative Agent, and each of which shall be recorded in the Register, and each New Revolving Credit Lender and New Term Lender shall be subject to the requirements set forth in Section 10.15; (4) the Borrower shall make any payments required pursuant to Section 3.05 in connection with the Incremental Commitments, if applicable; and (5) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction.
1.6    Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)     as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year of the Borrower, a reasonably detailed consolidated budget, as customarily prepared for Borrower’s internal use, of Holdings for the Fiscal Year following such Fiscal Year

Exhibit 10.1

then ended, and a narrative as to the critical operating and financing assumptions underlying the financial projections; and
1.7    Section 6.01(d) of the Credit Agreement is hereby deleted.

1.8    The final paragraph of Section 6.01 is hereby amended and restated in its entirety as follows:

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of Holdings and its Restricted Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent company of Holdings that holds all of the Equity Interests of Holdings or (B) Holdings’ or such entity’s Form 10-K or 10-Q, as applicable, as filed with the SEC; provided that, with respect to each of clauses (A) and (B), to the extent that such information relates to a parent company of Holdings and is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of Deloitte & Touche LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualifications or exception or any qualification or exception as to the scope of such audit.
1.9    Section 6.02(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)    no later than five (5) Business Days after the delivery of the financial statements referred to in Section 6.01(a) and Section 6.01(b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower (which shall set forth reasonably detailed calculations (A) of the Total Leverage Ratio and the Senior Secured Leverage Ratio, in each case, of Holdings and its Restricted Subsidiaries as of the end of such Fiscal Quarter or Fiscal Year, (B) demonstrating compliance with Section 7.10, and (C) in the case of any delivery of financial statements under Section 6.01(a) in respect of any Fiscal Year of the Borrower ending on or after December 27, 2011, of (i) Excess Cash Flow for such Fiscal Year and (ii) the ratios determined by dividing the (x) total assets (excluding cash or Cash Equivalents to the extent received as an Investment from Holdings or any of its Restricted Subsidiaries permitted under Section 7.02(l)) and (y) total revenues of all Unrestricted Subsidiaries, taken to together, by Holdings’ consolidated total assets or consolidated total revenues, as applicable, for such Fiscal Year);
1.10    Section 6.02(f)(ii) of the Credit Agreement is hereby amended by deleting the text “and (ii) Membership Reports for each of the golf club and non-golf club (i.e., business and sporting club) businesses (it being understood that for purposes of the Company Materials described below in this Section 6.02, no Membership Report shall be suitable for Public Lenders and shall be suitable only for posting on a portion of the Platform designated for “Private Investors”);” where it appears.

1.11    Section 7.10(a) of the Credit Agreement is hereby amended by replacing “4.00:1.00” with “5.00:1.00”.

Exhibit 10.1

SECTION 2.    INCREMENTAL TERM B LOANS

Subject to the terms and conditions set forth herein, the New Term B Lender agrees to make the Incremental Term B Loans on the Fifth Amendment Effective Date, immediately after giving effect to the amendments contained in Section 1 of this Amendment, pursuant to Section 2.14 of the Credit Agreement. The Incremental Term B Loans shall have identical terms as the Term B Loans (including, without limitation, with respect to the interest rate, maturity date, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents. Each reference to a “Term Loan”, a “Term B Loan”, “Term Loans” or “Term B Loans” in the Credit Agreement shall be deemed to include the Incremental B Term Loans and all other related terms will have correlative meanings mutatis mutandis. For the avoidance of doubt and notwithstanding anything in this Amendment to the contrary, the Incremental Term B Loans shall be considered an increase in the Term B Loans under the Credit Agreement and shall not be considered a separate tranche of Indebtedness under the Credit Agreement.
The New Term B Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recently delivered financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including Section 10.15). Upon the Fifth Amendment Effective Date, the New Term B Lender shall become a Lender under the Credit Agreement.
Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all such Incremental Term B Loans, when originally made, are Term B Loans for all purposes under the Loan Documents and are included in each Term Borrowing on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by allocating a portion of each such Incremental Term B Loan to each outstanding Eurodollar Rate Loan that is a Term Loan with the same Interest Period on a pro rata basis, even though as a result thereof such Incremental Term B Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of the Credit Agreement that would prohibit such an initial Interest Period). For the avoidance of doubt, this paragraph is for administrative purposes only and shall, under no circumstances, result in any additional obligations, expenses or fees for any Loan Party.
SECTION 3.     CONDITIONS PRECEDENT

This Amendment shall become effective as of the date hereof (the “Fifth Amendment Effective Date”) on which date, each of the following conditions precedent shall have been satisfied or duly waived:
3.1    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

Exhibit 10.1

(a)this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent, the Required Lenders, the Required Revolving Lenders and each New Term B Lender;

(b)an Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, duly executed by each Loan Party;

(c)a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of Section 3.3;

(d)a certificate from the Treasurer of the Borrower, certifying that Holdings and its Restricted Subsidiaries, on a consolidated basis, both before and after giving effect to the extension of the Incremental Term B Loans on the Fifth Amendment Effective Date and the application of the proceeds thereof, are Solvent;

(e)(A) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Loan Party (except Memphis City Club, Inc., which shall be delivered pursuant to Section 5.2) as of a recent date, from such Secretary of State or similar Governmental Authority and (B) a certificate of Responsible Officers of each Loan Party dated the Fifth Amendment Effective Date and certifying (w) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Fifth Amendment Effective Date, (x) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the incurrence of the Incremental Term B Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the later of (1) the date of the certificate of good standing or (2) the date of the last amendment thereto shown on the certified copy of the certificate or articles of incorporation or organization, in ease case, furnished pursuant to clause (e)(A) above, and (z) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (B) above;

(f)executed legal opinions of Perkins Coie LLP, special counsel to the Loan Parties dated the Fifth Amendment Effective Date and addressed to each L/C Issuer, the Administrative Agent and the Lenders, and their successors, assigns and participants permitted under the Credit Agreement;3

(g)    a “Life of Loan” Federal Emergency Agency Standard Flood Hazard Determination with respect to the Mortgaged Property (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower or the applicable Restricted Subsidiary); and
(h)    the results of recent UCC Lien searches with respect to each of the Loan Parties to the extent reasonably required by the Administrative Agent, and such results shall reveal no Liens on any of the assets of the Loan Parties except for Permitted Liens.
3.2    Fees and Expenses.

(a)All fees and reimbursable expenses that have been invoiced as of the Fifth Amendment Effective Date that are due and payable to any Person under the Credit Agreement or under any

Exhibit 10.1

engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds; and

3.3    Representations and Warranties. On and as of the Fifth Amendment Effective Date and after giving effect to this Amendment, each of the representations and warranties contained in Section 4 below shall be true and correct.

3.4    USA Patriot Act. The New Term B Lender shall have received from each of the Loan Parties documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent such documentation or other information has been requested in writing at least five (2) Business Days prior to Fifth Amendment Effective Date.

3.5    Incremental Term B Loans. On and as of the Fifth Amendment Effective Date and after giving effect to this Fifth Amendment and the extension of the Incremental Term B Loans contemplated hereby, each of the conditions precedent to the effectiveness of New Term Commitments under Section 2.14(a) of the Credit Agreement shall have been satisfied.

3.6    Notwithstanding anything herein to the contrary, in the event all of the foregoing conditions precedent have been satisfied or duly waived other than receipt of this Amendment duly executed by the Required Revolving Lenders, the Fifth Amendment Effective Date shall occur, and this Amendment shall become effective, except with respect to the amendment in Section 1.10 hereof .

SECTION 4.     REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:
4.1    Incorporation of Representations and Warranties from Loan Documents. Immediately before and immediately after giving effect to this Amendment, each of the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Fifth Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 5.1, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement, the representations contained in Section 5.05(a) of the Credit Agreement, as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments;

4.2    Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

Exhibit 10.1

4.3    Absence of Default. No Default or Event of Default exists or would result from this Amendment.

SECTION 5.     COVENANTS

5.1    Within 90 days of the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received in substantially the same form as provided in connection with Amendment No. 3 and in form and substance reasonably satisfactory to the Administrative Agent:

(a)a fully executed counterpart of an amendment for each Mortgage or (with consent of the Administrative Agent not to be unreasonably withheld) an additional Mortgage for each Mortgaged Property (each, a “Mortgage Amendment”; and together with the applicable Mortgage, an “Amended Mortgage”), duly executed by the applicable Restricted Subsidiary, together with evidence that such counterpart has been delivered to the title insurance company insuring the Amended Mortgage for recording;

(b)a date down and modification endorsement in connection with the existing Lenders’ title insurance policy insuring the applicable Amended Mortgage, which endorsement shall insure that each applicable Amended Mortgage is a valid and enforceable Lien on the Mortgaged Property, free of any other Liens except Permitted Liens;

(c)such affidavits and certificates as shall be required to induce the title company to issue the endorsement contemplated in Section (b) above and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, if applicable, and related charges required for the issuance of such endorsement;

(d)an opinion from local counsel in the state where each Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent;

(e) executed legal opinions of each local counsel for the Loan Parties in each relevant jurisdiction where a Loan Party is organized, in each case, dated as of or after the Fifth Amendment Effective Date and addressed to each L/C Issuer, the Administrative Agent and the Lenders, and their successors, assigns and participants permitted under the Credit Agreement; and

(f)evidence of flood insurance, in the event any Mortgaged Property or portion thereof is located in a special flood hazard area as determined as of the Fifth Amendment Effective Date by the “Life of Loan” Federal Emergency Agency Standard Flood Hazard Determinations made pursuant to Section 3.1(g) hereof.

5.2    Within 30 days of the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received a certificate as to the good standing of Memphis City Club, Inc., certified as of a recent date, from the Secretary of State of its jurisdiction of organization or a similar Governmental Authority.

Exhibit 10.1

SECTION 6.    MISCELLANEOUS

6.1    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 10.04 of the Credit Agreement.

6.2    Reference to and Effect on the Loan Documents.

(a)    As of the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

6.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

6.4    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

6.5    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

6.6    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

6.7    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

CCA CLUB OPERATIONS HOLDINGS, LLC
By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer

CLUBCORP CLUB OPERATIONS, INC.
By: /s/ Curtis D. McClellan
Name: Curtis D. McClellan
Title: Treasurer and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Exhibit 10.1

CITICORP NORTH AMERICA, INC.,
as Administrative Agent,
By: /s/ Stuart G. Dickson
Name: Stuart G. Dickson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Exhibit 10.1

CITIBANK N.A.,
as New Term B Lender
By: /s/ Stuart G. Dickson
Name: Stuart G. Dickson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Exhibit 10.1

[_______________________],
☐    as a Term Lender and/or
☐    as a Revolving Credit Lender
(check at least one box)
By:______________________________
Name:
Title:

By:______________________________
(If a second signature is required by your organization)
Name:
Title:
Exhibit A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
Reference is made to Amendment No. 5, dated as of [•], 2014 (the “Fifth Amendment”), by and among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party thereto (the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent. Terms defined in the Fifth Amendment and used herein shall have the meanings assigned to such terms in the Fifth Amendment, unless otherwise defined herein or the context otherwise requires.
Certain provisions of the Credit Agreement are being amended pursuant to the Fifth Amendment. Each of the undersigned is a Guarantor of the Guaranteed Obligations as defined in and pursuant to the Guaranty and Security Agreement and is a Grantor as defined in and pursuant to the Guaranty and Security Agreement and hereby:
(a)    consents to the execution, delivery and performance of the foregoing Fifth Amendment;
(b)    acknowledges that, notwithstanding the execution and delivery of the foregoing Fifth Amendment, the Secured Obligations of such Grantor and the obligations of such Guarantor under the Loan Documents to which it is a party are not impaired or affected and all guaranties made by such Guarantor pursuant to the Guaranty and Security Agreement and all Liens granted by such Grantor as security for the Secured Obligations of such Grantor pursuant to such Loan Documents continue in full force and effect and shall continue to secure such Secured Obligations except to the extent any waiver, release or modification has been granted by or on behalf of Lenders or has otherwise occurred pursuant to the terms of the Loan Documents;
(c)    confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to the Fifth Amendment; and
(d)    represents and warrants that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Acknowledgment and Confirmation, this Acknowledgment and Confirmation has been duly executed and delivered by it, and this Acknowledgment and Confirmation is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Exhibit 10.1

of creditors’ rights generally and by general equitable principles and (ii) each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
Each Guarantor hereby ratifies and confirms all of the terms and conditions of the Guaranty and Security Agreement and other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect. This Acknowledgment and Confirmation shall constitute a Loan Document.
This Acknowledgement and Confirmation and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
[_____________]

By:
Name:
Title: